                                                                 Exhibit 10.2.10



                                    GUARANTY


         THIS GUARANTY (this "Guaranty"), dated as of March 8, 2002, made by each of Quintana Minerals (USA), Inc., a Delaware corporation, JOQ Canada, Inc., a Delaware corporation and Quintana Canada Holdings, LLC, a Delaware limited liability company (each a "Guarantor" and collectively, the "Guarantors"), in favor of each of the Lender Parties (as defined below). Capitalized terms used herein shall have the meanings ascribed thereto in Article I hereto.

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of March 8, 2002 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "2002 Credit Agreement"), among the Borrower, the various financial institutions as are or may become parties hereto (collectively, the "2002 Lenders"), The Bank of Nova Scotia and Bayerische Landesbank Girozentrale, as Lead Arrangers and Bookrunners on the Revolving Facility, Salomon Smith Barney Inc. and Deutsche Banc Alex. Brown Inc., as Lead Arrangers and Bookrunners on the Term B Facility, The Bank of Nova Scotia, as Joint Administrative Agent and Funding Agent, Citicorp USA, Inc., as Joint Administrative Agent, Bank of America, National Association and Credit Suisse First Boston, Cayman Islands Branch as Lead Arrangers and Syndication Agents for the Revolving Facility and TD Securities (USA) Inc. as Lead Arranger for the Revolving Facility, the Lenders have extended Commitments to make Loans and to issue Letters of Credit to the Borrower; and

         WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of May 23, 2000, (together with all amendments and other modifications, if any, from time to time made thereto, the "2000 Credit Agreement" and together with the 2002 Credit Agreement, the "Credit Agreements"), among the Borrower, the various financial institutions as are or may become parties thereto (collectively, the "2000 Lenders" and together with the 2002 Lenders, the "Lenders"), Bayerische Landesbank Girozentrale as co-arranger and syndication agent for the 2000 Lenders and The Bank of Nova Scotia as lead arranger and administrative agent for the 2000 Lenders; and

         WHEREAS, as a condition precedent to the effectiveness of the 2002 Credit Agreement, the Guarantors are required to execute and deliver this Guaranty;

         WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantors to execute this Guaranty inasmuch as each Guarantor will derive substantial direct and indirect benefits from the Credit Extensions pursuant to the Credit Agreements;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make the Credit Extensions available to the Borrower pursuant to the Credit Agreements, the Guarantors agree, for the benefit of each Lender Party, as follows:

                                   ARTICLE I

                          DEFINITIONS AND INCORPORATION

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Agent" means The Bank of Nova Scotia, when acting in its capacity as Agent under the Credit Agreements, and includes any successor Agent appointed pursuant to Section 10.4 of the Credit Agreements.

         "Borrower" is defined in the first recital.

         "Consent Agreement" means that certain consent agreement, dated as of even date herewith among CCEC, Calpine Canada Energy Finance ULC, an unlimited liability company subsisting under the laws of the Province of Nova Scotia, Quintana Canada Holdings, LLC, a Delaware limited liability company, the Borrower, Citicorp USA, Inc., and Credit Suisse First Boston.

         "Credit Agreements" is defined in the second recital.

         "Debentures" means those certain term debentures dated as of April 25, 2001, August 14, 2001 and August 23, 2001 as the same may have been amended from time to time, between CCEC and Calpine Canada Energy Finance ULC, an unlimited liability company subsisting under the laws of the Province of Nova Scotia.

         "Guarantor" and "Guarantors" are defined in the preamble.

         "Guaranty" is defined in the preamble.

         "Lender Party" means, as the context may require, any Lender or the Agent and each of its respective successors, transferees and assigns.

         "Lenders" means each of the financial institutions party to the Credit Agreements as a Lender which has executed either the 2000 Credit Agreement or the 2002 Credit Agreement, and any person which has become a party thereto as a Lender, and includes The Bank of Nova Scotia in its capacity as a Lender, but excluding any such financial institution, the Commitment of which has been reduced to zero, and excluding the Agent in its capacity as the Agent.

         "Obligations" means, as applicable, all obligations (monetary or otherwise) of each Guarantor arising under or in connection with this Guaranty or of each other Obligor under each other Loan Document that such Obligor may be party to.

         "Obligor" means the Borrower, each Guarantor or any other Person (other than the Agent or any Lender) obligated under, or otherwise a party to, any Loan Document.



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         "Organic Document" means, relative to any Obligor, its certificate or articles of incorporation, partnership agreement, or similar organizational document, its bylaws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock or other ownership interests.

         "Subscription Agreements" means those certain subscription agreements dated as of April 25, 2001, August 14, 2001 and August 23, 2001 as the same may have been amended from time to time, between CCEC and Quintana Canada Holdings, LLC, a Delaware limited liability company.

         "Term Debenture Documents" means the Debentures, the Subscription Agreements, the Consent Agreement and all other agreements ancillary thereto.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1.2. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in each of the Credit Agreements.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guaranty, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                               GUARANTY PROVISIONS

         SECTION 2.1. Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations (which term as used herein in connection with the Borrower has the meaning provided in the Credit Agreements) of the Borrower under the Loan Documents (subject to the last sentence of this Section 2.1), whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

                  (b) indemnifies and holds harmless each Lender Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty.

This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the

Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of any Guarantor hereunder. At any time when an Event of Default (as defined in the Credit Agreements) is continuing, the Lender Parties or any one or more of them shall be entitled to immediate payment of the Obligations by any Guarantor on written demand for payment made by the Agent to such Guarantor. Notwithstanding anything in this Guaranty to the contrary, the recourse of the Lender Parties against each Guarantor under this Guaranty shall be limited solely to such Guarantor's ownership interests in Calpine Canada Energy Ltd., a Nova Scotia limited liability company ("CCEC") pledged to the Agent, for the benefit of the Lender Parties, pursuant to that certain Pledge Agreement, dated as of even date herewith between the Guarantors and Agent.

         SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of (a) the dissolution or insolvency of the Borrower, any other Obligor or any Guarantor, or (b) the inability or failure of the Borrower, any other Obligor or any Guarantor to pay debts as they become due, or (c) an assignment by the Borrower, any other Obligor or any Guarantor for the benefit of creditors, or (d) the commencement of any case or proceeding in respect of the Borrower, any other Obligor or any Guarantor under any bankruptcy, insolvency or similar laws and, if such case or proceeding is not commenced by the Person which is the subject of such case or proceeding, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in an order for relief or shall remain for 60 days undismissed, and if any such event as described above shall occur at a time when any of the Obligations of the Borrower may not then be due and payable, the Guarantors will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantors if all such Obligations were then due and payable.

         SECTION 2.3. Guaranty Absolute, etc. Subject to the last sentence of
Section 2.1, this Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower have been paid in full, all Obligations of the Guarantors hereunder shall have been paid in full and all Commitments shall have terminated. Each Guarantor guarantees that the Obligations of the Borrower and its Subsidiaries will be paid strictly in accordance with the terms of the Credit Agreements and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. Subject to the last sentence of
Section 2.1, the liability of the Guarantors under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreements or any other Loan Document;

                  (b) the failure of any Lender Party

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreements, any other Loan Document or otherwise, or


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
                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

                  (d) any reduction, limitation, impairment or termination of the Obligations of the Borrower or any other Obligor for any reason (other than the full and final payment of the Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantors hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of the Borrower, any other Obligor or otherwise;

                  (e) any amendment to any of the terms of the Credit Agreements or any other Loan Document, and the Obligations of the Guarantors shall be modified to reflect any such amendment;

                  (f) any rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreements or any other Loan Document;

                  (g) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party securing any of the Obligations of the Borrower or any other Obligor; or

                  (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor, the Borrower, any other Obligor, any surety or any guarantor, other than full and final payment of the Obligations.

         SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party upon the insolvency, bankruptcy or reorganization of any Guarantor, the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Agent or any other Lender Party protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

         SECTION 2.6. Waiver of Subrogation. Until such time as the Obligations have been indefeasibly paid in full, in cash, and the Commitments have been terminated, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantors' Obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender Parties against the Borrower or any other Obligor or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in full, in cash, and the Commitments have not been terminated, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Lender Parties to be credited and applied upon the Obligations, whether matured or unmatured. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreements and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

                  (a) be binding upon each Guarantor, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Agent and each other Lender Party.

Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Loan held by it, all or any part of its Commitment under either of the Credit Agreements or its other interests under the Credit Agreements to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to the provisions of Sections 11.11 of the Credit Agreements.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. Each Guarantor hereby represents and warrants unto each Lender Party as set forth in this Article III.

         SECTION 3.1.1. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Guarantor's Organic Documents;


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
                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Guarantor; or

                  (c) result in, or require the creation or imposition of, any security interest on any of the Guarantor's properties.

         SECTION 3.1.2. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Guarantor of this Guaranty.

         SECTION 3.1.3. Validity, etc. This Guaranty constitutes the legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms except as enforceability may be subject to or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors or (ii) general principles of equity, including the possible unavailability of specific performance or injunctive relief.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. Limitations. No Guarantor shall create, incur, assume or suffer to exist any Indebtedness other than as permitted by the Credit Agreement. Each Guarantor covenants and agrees that it will not transfer, pledge or encumber its ownership interests in CCEC.

         SECTION 4.2. Compliance with other agreements. Each Guarantor shall or shall cause CCEC to be in compliance with the terms and conditions of the Term Debenture Documents.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions hereof.

         SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the Guarantors may not assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.



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
         SECTION 5.4. Notices. All notices and other communications provided to any Guarantor under this Guaranty including demands for payments hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to each Guarantor at its address or telecopy number set forth below its signature hereto or at such other address or telecopy number as may be designated by such Guarantor in a notice to the Lender Parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

         SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.6. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 5.7. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 5.8. Judgment Currency. Each Guarantor acknowledges that the Obligations of the Borrower may be payable in Canadian Dollars or United States Dollars or partly in one currency and partly in another. Each Guarantor agrees to make all required payments hereunder in the currency or currencies in which the Obligations of the Borrower are owing.

                  (a) If, for the purpose of obtaining or enforcing judgment against any Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 5.8 referred to as the "Judgment Currency") an amount due in Canadian Dollars or United States Dollars under this Guaranty (including a conversion of Canadian Dollars to United States Dollars), the conversion shall be made at the rate of exchange prevailing on the Banking Day immediately preceding:

                           (i) the date of actual payment of the amount due, in
                  the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date; or

                           (ii) the date on which the judgment is given, in the
                  case of any proceeding in the courts of any other jurisdiction;

         (the date as of which such conversion is made pursuant to this Section
         5.8 being hereinafter in this Section 5.8 referred to as the "Judgment Conversion Date").

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
                  (b) If, in the case of any proceeding in the court of any jurisdiction referred to in this Section 5.8, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, such Guarantor shall pay such additional amount (if any) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Canadian Dollars or United States Dollars, as the case may be, which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

                  (c) Any amount due from any Guarantor under the provisions of
         Section 5.8(b) shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other amounts due under or in respect of this Guaranty.

                  (d) The term "rate of exchange" in this Section 5.8 means the rate of exchange at which the Agent is able, on the relevant date, to purchase the currency converted for the Judgment Currency.

         SECTION 5.9. Payments Free and Clear of Taxes.

                  (a) Section 5.6 of the 2002 Credit Agreement is hereby incorporated into this Guaranty in its entirety; provided, that, each reference in such Section 5.6 of the 2002 Credit Agreement to the Borrower shall be deemed to refer to each Guarantor.

                  (b) The provisions of this Section 5.9 shall survive the termination of the Credit Agreements and this Guaranty and the payment and satisfaction of all Obligations of the Borrower to the Lender Parties.

         SECTION 5.10. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, EACH GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.

         SECTION 5.11. Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT.


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
         SECTION 5.12. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK OR IN ANY MANNER PROVIDED BY LAW. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 5.13. Additional Waivers. Each Guarantor authorizes Agent, at its sole option, without notice or demand and without affecting the liability of any Guarantor hereunder, to release and reconvey (with or without the receipt of any consideration) any lien against any or all real or personal property security for the Obligations, to foreclose any or all deeds of trust, mortgages, security agreements or other instruments or agreements by judicial or nonjudicial sale, and to exercise any other remedy against Borrower any security or any other guarantor, all without affecting the liability of any Guarantor hereunder.

         SECTION 5.13.1. Each Guarantor waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of the State of California or any other jurisdiction, and all other suretyship defenses it would otherwise have under California law or the laws of any other jurisdiction.


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
         SECTION 5.13.2. Each Guarantor waives any right to receive notice of any judicial or nonjudicial sale or foreclosure of any real property, and the failure of any Guarantor to receive such notice shall not impair or affect such Guarantor's liability hereunder. Each Guarantor waives all rights and defenses arising out of an election of remedies by Agent or any Lender Party, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed any Guarantor's rights of subrogation and reimbursement against Borrower or any other Person by operation of Section 580d of the Code of Civil Procedure or otherwise.

         SECTION 5.13.3. Each Guarantor acknowledges that it has, in this Guaranty, waived any and all rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation,
(a) any defenses such Guarantor may have to its guaranty obligations by reason of an election of remedies by Agent or any Lender Party and (b) any rights or defenses such Guarantor may have by reason of protection afforded to Borrower or any other Person with respect to the obligation so guaranteed pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's indebtedness, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

         SECTION 5.13.4. For the avoidance of doubt, each Guarantor waives all rights and defenses that such Guarantor may have because the Obligations may be secured by real property. This means, among other things:

                  (a) The Agent may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower or any other Person;

                  (b) If the Agent forecloses on any real property collateral pledged by Borrower or any other Person:

                           (i) The amount of the Obligations may be reduced only
                  by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                           (ii) The Agent for the benefit of the Lender Parties
                  may collect from any Guarantor even if the Agent, by foreclosing on the real property collateral, has destroyed any right any Guarantor may have to collect from Borrower or any other Person.

         This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.




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
         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           QUINTANA MINERALS (USA), INC.,
                                           a Delaware corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           JOQ CANADA, INC.,
                                           a Delaware corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           QUINTANA CANADA HOLDINGS, LLC,
                                           a Delaware limited liability company


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________




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